UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): August 7, 2003

Z-Tel Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

SIGNATURE
Ex-99.1 Press Release
Ex-99.2 Transcript of Earnings Call

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      We announced the results of our operations for the quarter ended June 30, 2003 via a news release and an earnings conference call on August 7, 2003. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K. A transcript of the earnings call is attached as Exhibit 99.2 to this Form 8-K

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 12, 2003.

Z-TEL TECHNOLOGIES, INC.

BY: /s/ D. Gregory Smith Name: D. Gregory Smith Title: Chief Executive Officer